Supplement dated June 25, 2014
to the Prospectus, as supplemented, of the following Fund:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - Limited Duration Credit Fund	05/01/2014
Effective July 1, 2014, the following changes are made to the Fund’s prospectus:
The Annual Fund Operating Expenses table under the caption “Fees and Expenses of the Fund" in the “Summary of Columbia VP - Limited Duration Credit Fund" section is hereby superseded and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management fees(a)	0.41%	0.41%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.13%	0.13%
Total annual Fund operating expenses	0.54%	0.79%
(a)	Management fees have been restated to reflect contractual changes to the investment management fee rates.
The expense example table under the caption “Fees and Expenses of the Fund – Example” in the “Summary of Columbia VP – Limited Duration Credit Fund” section is hereby superseded and replaced with the following:

	1 year	3 years	5 years	10 years
Class 1 (whether or not shares are redeemed)	$55	$173	$302	$677
Class 2 (whether or not shares are redeemed)	$81	$252	$439	$978
Effective July 1, 2014, the Investment Manager will terminate the voluntary waiver pursuant to which the Investment Manager had voluntarily agreed to waive a portion of the fee it was paid for investment advisory and administrative services so the Fund's total fees would not exceed 0.48% on the first $3 billion of assets of the Fund.    Accordingly, the description of this waiver arrangement  which appears as the third paragraph following the table under the caption "Expense Reimbursement Arrangements and Impact on Past Performance" in the “More Information About the Funds — Additional Investment Strategies and Policies” section is hereby removed. There is no change to the other voluntary waiver for the Fund described elsewhere in the above-referenced section.
The following paragraph is hereby added immediately following the management fee table under the caption "The Investment Manager" in the “More Information About the Funds — Primary Service Providers” section:
For Columbia VP – Limited Duration Credit Fund, effective July 1, 2014, the investment management services fee has been reduced to a percentage of the Fund’s average daily net assets that declines from 0.41% to 0.29% as the Fund’s net assets increase.
Shareholders should retain this Supplement for future reference.
S-6546-39 A (6/14)